                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: June 18, 1999
----------------------------------
(Date of earliest event reported)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       333-61783                    3411414

(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


                       245 Park Avenue, New York, NY 10167
                       -----------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 272-2000

ITEM 5. OTHER EVENTS

                  Attached as Exhibit 99.3 and Exhibit 99.4 to this Current Report are certain materials (Computational Materials) furnished to the Registrant by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated, respectively (each, an "Underwriter") in connection with the Registrant's proposed offering of certain classes of its Commercial Mortgage Pass-Through Certificates, Series 1999-WF2 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-61783) (the "Registration Statement"). These Computational Materials will be incorporated by reference in the Registration Statement.

                  The Computational Materials were prepared solely by the respective Underwriter, and the Registrant did not prepare or participate in the preparation thereof.

                  Any statement or information contained in the Computational Materials may be modified or superseded by subsequent similar materials or, for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits

Exhibit 99.3 Computational Materials provided by Bear, Stearns & Co. Inc.

Exhibit 99.4 Computational Materials provided by Morgan Stanley & Co. Incorporated.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     BEAR STEARNS COMMERCIAL MORTGAGE
                                       SECURITIES INC.


                                     By:  /s/ James G. Reichek
                                          -------------------------------------
                                          Name:    James G. Reichek
                                          Title:   Executive Vice President

Date: June 18, 1999

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.             Description                                                            Page
-----------             -----------                                                            ----
99.3              Computational Materials provided by Bear, Stearns & Co. Inc.

99.4              Computational Materials provided by Morgan Stanley & Co. Incorporated

--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS
          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. (DEPOSITOR)
         Commercial Mortgage Pass-Through Certificates, Series 1999-WF2

--------------------------------------------------------------------------------


                                     Legend

         Prospective investors are advised to read carefully, and should rely solely on, the information contained in the final prospectus supplement to the prospectus dated August 18, 1998 relating to certain classes of certificates referred to above (the "Certificates") in making their investment decision.

         The information contained in this Exhibit 99.3 should be reviewed only in conjunction with a careful review of such prospectus supplement and prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying Mortgage Loans. Particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in such prospectus supplement and prospectus. The information contained in this Exhibit 99.3 should not be viewed as projections, forecasts, predictions or opinions with respect to value.


         Any information contained in this Exhibit 99.3 is subject to completion or amendment. Furthermore, any information contained in this Exhibit 99.3 will be more fully described in the final prospectus supplement and prospectus, and such information contained herein will be fully superseded thereby. Prior to making any investment decision, a prospective investor should receive and carefully review such prospectus supplement and prospectus.

NOTHING IN THIS EXHIBIT 99.3 SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.